UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 19, 2005

Midwest Air Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)
(414) 570-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

        On September 19, 2005, the Chief Executive Officer of Midwest Air Group, Inc. (the “Company”), pursuant to authorization by the Company’s Board of Directors, determined to cause the Company to take definitive action to transfer the listing of the Company’s common stock from the New York Stock Exchange to the American Stock Exchange. A copy of the press release announcing the transfer of listing to the American Stock Exchange, dated September 21, 2005, is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99	Press Release of Midwest Air Group, Inc., dated September 21, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST AIR GROUP, INC.
Date: September 21, 2005	By: /s/ Dennis J. O'Reilly
Dennis J. O'Reilly, Treasurer

MIDWEST AIR GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release of Midwest Air Group, Inc., dated September 21, 2005.